2nd Quarter Fiscal Year 2006 Earnings Teleconference April 25, 2006

John DeBono Investor Relations Vice President Introduction 2nd Quarter Fiscal Year 2006 Earnings Teleconference

Forward Looking Statement Disclosure Safe Harbor for Forward-Looking Statements and Other Important Information This presentation contains statements regarding future performance, events or developments, including the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction and other statements about Lucent managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent, as well as Lucent's future performance and the industries in which it operates, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: our ability to operate effectively in a highly competitive industry with many participants; our ability to keep pace with technological advances and correctly identify and invest in the technologies that become commercially accepted; our reliance on a small number of key customers; the ability to consummate the proposed transaction with Alcatel; difficulties and delays in obtaining regulatory approvals for the proposed transaction with Alcatel; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 as well as other filings by Lucent with the US Securities and Exchange Commission (the "SEC"). Except as required under the US federal securities laws and the rules and regulations of the SEC, we disclaim any intention or obligation to update any forward-looking statements in this presentation, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Pat Russo Chairman and Chief Executive Officer Opening Remarks 2nd Quarter Fiscal Year 2006 Earnings Teleconference

John Kritzmacher Chief Financial Officer Financial Review 2nd Quarter Fiscal Year 2006 Earnings Teleconference

Q2 Fiscal 2006 Financial Review Quarterly Results Highlights 6 (in millions, except for per share figures)

Q2 Fiscal 2006 Financial Review Significant Impact Items 7 (in millions, except for per share figures) N/S - Current period amounts are not presented as they are not significant

Q2 Fiscal 2006 Financial Review Quarterly Results Highlights 8 (in millions, except for per share figures)

Q2 Fiscal 2006 Financial Review Operating Expenses 9 (in millions)

Q2 Fiscal 2006 Financial Review Segment Results 10 (in millions)

Q2 Fiscal 2006 Financial Review Cash Flow 11 (in millions) Note: In Q206, approximately $311 million in cash used to collateralize a letter of credit issued in connection with the Winstar judgment, moved to restricted cash and is reflected in cash used in investing activities.

Q2 Fiscal 2006 Financial Review Working Capital and Other Selected Metrics 12

Q2 Fiscal 2006 Financial Review Selected Balance Sheet Items 13 (in millions)

Q2 Fiscal 2006 Financial Review Key Takeaways 14 Sequential revenue growth of 4% in second quarter Strong margin performance in second quarter Gross Margin rate of 43%, up 1pt sequentially Operating margin of 12% compared to (4%) in first quarter (Q1 results included $278M charge related to Winstar judgment) EPS of $0.04 per diluted share Given pending merger with Alcatel, discontinuing practice of providing or updating specific annual guidance Now expect revenues for fiscal 2006 to be down year over year Continue to expect revenues in second half of fiscal 2006 to significantly improve compared to the first half of the fiscal year

Q&A Session 2nd Quarter Fiscal Year 2006 Earnings Teleconference

Important Additional Information Will Be Filed with the SEC In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the SEC, including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10. Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500. Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.